UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2023

KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39441	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 7th Avenue, 8th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(800) 409-9456
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	OTC Expert Market
Common Stock Purchase Warrants	KBNTW	OTC Expert Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 8, 2023, Kubient, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the resignation of Paul Roberts from his positions as Chief Executive Officer, Chief Strategy Officer, and President of the Company effective November 2, 2023 (the “Separation Date”). This Amendment No. 1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K, including the provision of the executed separation agreement entered into by and between the Company and Mr. Roberts. The Original Form 8-K otherwise remains unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2023, the Company and Mr. Roberts entered into a separation agreement and general release (the “Separation Agreement”) in connection with Mr. Roberts’ resignation from his positions as Chief Executive Officer, Chief Strategy Officer, and President of the Company on November 2, 2023 (the “Separation Date”).

Pursuant to the Separation Agreement, the Company agreed to pay the full monthly COBRA premiums for Mr. Roberts to continue healthcare insurance coverage under COBRA until the earliest of: (i) the fourth month following the month in which the Separation Date occurred; (ii) the date Mr. Roberts is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which Mr. Roberts becomes eligible to receive similar healthcare insurance coverage from another employer or another source. In consideration for such benefits, Mr. Roberts agreed to a general release of claims in favor of the Company and to fully cooperate with the Company on certain matters post-resignation.

As previously disclosed, Elisabeth DeMarse will continue to serve as Interim Chief Executive Officer of the Company, and the Company does not plan to fill the other positions vacated by Mr. Roberts’ resignation.

The foregoing description of the Separation Agreement is not complete and is subject to and qualified in its entirety by reference to the Separation Agreement, a copy of which is filed with this Current Report on Form 8-K/A as Exhibit 10.1, and the terms of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation Agreement and General Release, dated November 21, 2023, between Kubient, Inc. and Paul Roberts.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: December 5, 2023	By:	/s/ Joshua Weiss
Joshua Weiss Chief Financial Officer